UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): January 4, 2006

                        NATIONAL INVESTMENT MANAGERS INC.
               (Exact Name of Registrant as Specified in Charter)

         Florida                     000-51252                  59-2091510
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                            Identification No.)

                          830 Third Avenue, 14th Floor
                               New York, NY 10022
               (Address of principal executive offices) (Zip Code)

                                 (212) 355-1547
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement

Item 2.01 - Completion of Acquisition or Disposition of Assets

Acquisition of assets of American Benefit Resources, Inc.

On January 4, 2006, National Investment Managers Inc. (the "Company") and its wholly-owned subsidiary, VFE Merger Corp. ("Merger Company"), a Pennsylvania corporation, entered into an Agreement and Plan of Merger (the "Agreement") with Valley Forge Enterprises, Ltd., a Pennsylvania corporation ("Valley Forge"), Jack C. Holland ("Holland") and Steven R. Eyer ("Eyer"). Holland and Eyer collectively own 100% of the issued and outstanding capital stock of Valley Forge and are hereinafter sometimes referred to as the "Valley Forge Shareholders". Concurrent with the execution of the Agreement, Valley Forge merged into Merger Company resulting in the separate existence of Valley Forge ceasing and all rights, liabilities and assets being transferred to Merger Company (the "Merger") and the name of Merger Company being changed to "Valley Forge Enterprises, Ltd.". In consideration for the Valley Forge Shareholders entering into the Merger, the Company issued an aggregate of 4,150,000 shares valued at $.83 per share(the "Merger Shares") of common stock of the Company to the Valley Forge Shareholders and made an aggregate payment in the amount of $3,155,500 to the Valley Forge Shareholders, for total consideration of $6,600,000. The Company also granted the Valley Forge Shareholders piggy-back registration rights with respect to the Merger Shares subject to restrictions imposed by Laurus Master Fund Ltd. ("Laurus"), an investor in the Company. In the event that the Merger Shares are excluded from the registration statement filed on behalf of Laurus, then the Company shall file a registration statement registering the Merger Shares within 60 days of the Laurus registration statement being declared effective.

Item 3.02 Unregistered Sales of Equity Securities

As described above in Items 1.01 and 2.01, on January 4, 2006, the Company issued an aggregate of 4,150,000 shares of its common stock to the former shareholders of Valley Forge. The issuance was exempt from registration in reliance upon Section 4(2) under the Securities Act of 1933, as amended (the "Securities Act"), as a transaction not involving a public offering. The common stock issued in connection with Valley Forge Acquisition are restricted securities under the Securities Act and will not be eligible for resale unless we file a registration covering such securities or another exemption from the registration requirements is available to a particular selling stockholder.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Consolidated Financial Statements of Valley Forge Enterprises, Ltd. and Subsidiaries for the years ended February 28, 2005 and February 29, 2004

(b) Pro forma financial information.

Proforma Financial Information for National Investment Mangers Inc. & Subsidiaries and Valley Forge Enterprises, Ltd. and Subsidiaries

(c) Index of Exhibits.

Exhibit
Number   Description
-------  -----------
10.1 Agreement and Plan of Merger Dated as of January 4, 2006 by and among Jack C. Holland, Steven R. Eyer, Valley Forge Enterprises, Ltd., VFE Merger Corp. and National Investment Managers Inc. (1)

10.2 Employment Agreement dated January 1, 2006 by and between Steven R. Eyer and Valley Forge Enterprises, Ltd. (1)

10.3 Employment Agreement dated January 1, 2006 by and between Jack C. Holland and Valley Forge Enterprises, Ltd. (1)

10.4 Non-Competition, Non-Disclosure and Non-Solicitation Agreement dated January 1, 2006 by and between Steven R. Eyer and National Investment Managers Inc. (1)

10.5 Non-Competition, Non-Disclosure and Non-Solicitation Agreement dated January 1, 2006 by and between Jack C. Holland and National Investment Managers Inc. (1)

--------------------------

(1) Incorporated by reference to the Form 8-K Current Report filed with the Securities and Exchange Commission on January 12, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    NATIONAL INVESTMENT MANAGERS INC.

                                    By:    /s/ Leonard A. Neuhaus
                                           ----------------------
                                    Name:  Leonard A. Neuhaus
                                    Title: Chief Operating and
                                           Financial Officer

Date: February 9, 2006

                      CONSOLIDATED FINANCIAL STATEMENTS OF
                         VALLEY FORGE ENTERPRISES, LTD.
                                AND SUBSIDIARIES
                          YEARS ENDED FEBRUARY 28, 2005
                              AND FEBRUARY 29, 2004




                          [Pressman Ciocca Smith Logo]

TABLE OF CONTENTS                                                       Page No.
-----------------                                                       --------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                      A-1

CONSOLIDATED FINANCIAL STATEMENTS
  Consolidated Balance Sheets                                                A-2
  Consolidated Statements of Income and Retained Earnings                    A-3
  Consolidated Statements of Cash Flows                                      A-4
  Notes to Consolidated Financial Statements                                 A-5

[Pressman Ciocca Smith Letterhead]

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders
Valley Forge Enterprises, Ltd. and Subsidiaries
Wayne, Pennsylvania

We have audited the accompanying consolidated balance sheets of Valley Forge Enterprises, Ltd. and subsidiaries as of February 28, 2005 and February 29, 2004, and the related consolidated statements of income and retained earnings and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Valley Forge Enterprises, Ltd. and subsidiaries as of February 28, 2005 and February 29, 2004, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Pressman Ciocca Smith LLP

August 26, 2005

             Pressman Ciocca Smith LLP Certified Public Accountants
                           and Management Consultants
          1800 Byberry Road Suite 1100 Huntingdon Valley, PA 19006-3523
               Tel. 215.947.2100 Fax. 215.947.7448 www.pcscpa.com

                 Valley Forge Enterprises, Ltd. and Subsidiaries
                           Consolidated Balance Sheets
                     February 28, 2005 and February 29, 2004

ASSETS                                                 2005            2004
                                                   ------------    ------------
CURRENT ASSETS
  Cash and cash equivalents                        $  1,088,023    $    641,285
  Accounts receivable                                   502,888         427,214
  Fees receivable                                       121,996         111,406
  Prepaid expenses                                       17,588          16,622
  Other current assets                                    6,111           5,954
                                                   ------------    ------------
      TOTAL CURRENT ASSETS                            1,736,606       1,202,481

PROPERTY AND EQUIPMENT                                   84,684          72,033
  Less accumulated depreciation                          49,528          33,346
                                                   ------------    ------------
                                                         35,156          38,687

INTANGIBLE ASSETS, net of accumulated
  amortization of $216,000 in 2005 and $194,400
  in 2004                                                    --          21,600

OTHER ASSETS                                             14,377          14,712
                                                   ------------    ------------
                                                   $  1,786,139    $  1,277,480
                                                   ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                 $    144,834    $    140,950
  Accrued payroll and taxes                           1,269,299         760,926
  Accrued profit sharing contribution                    84,034          84,605
  Accrued corporate taxes                                 1,283              --
  Unearned revenue                                        4,991           8,239
  Due to former stockholder                                  --          21,600
  Deferred tax liability                                  7,959           2,714
                                                   ------------    ------------

      TOTAL CURRENT LIABILITIES                       1,512,400       1,019,034

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
  Common stock, no par value, 1,000 shares
    authorized, 600 shares issued                        26,635          26,635
  Retained earnings                                     372,152         356,859
                                                   ------------    ------------
                                                        398,787         383,494
  Less treasury stock, 148 shares, at cost             (125,048)       (125,048)
                                                   ------------    ------------
                                                        273,739         258,446
                                                   ------------    ------------
                                                   $  1,786,139    $  1,277,480
                                                   ============    ============

                             See accompanying notes.

                Valley Forge Enterprises, Ltd. and Subsidiaries
            Consolidated Statements of Income and Retained Earnings
              Years Ended February 28, 2005 and February 29, 2004

                                                    2005                           2004
                                        ----------------------------   ----------------------------
                                           Amount          Percent        Amount          Percent
                                        ------------    ------------   ------------    ------------
REVENUES                                $  2,876,489           100.0%  $  2,475,443           100.0%

OPERATING EXPENSES
  Selling, general and administrative      1,498,018            52.1      1,536,096            62.0
  Depreciation and amortization               37,750             1.3         57,255             2.3
  Officers' compensation                   1,328,030            46.2        861,352            34.8
                                        ------------    ------------   ------------    ------------
                                           2,863,798            99.6      2,454,703            99.2
                                        ------------    ------------   ------------    ------------

      INCOME FROM OPERATIONS                  12,691             0.4         20,740             0.8

OTHER INCOME (EXPENSE)
  Interest and dividends                       7,954             0.3          2,524             0.1
  Interest expense                              (115)             --         (1,080)             --
  Other income                                 2,013             0.1          3,253             0.1
                                        ------------    ------------   ------------    ------------
                                               9,852             0.4          4,697             0.2
                                        ------------    ------------   ------------    ------------

      INCOME BEFORE TAXES                     22,543             0.8         25,437             1.0

INCOME TAX EXPENSE                             7,250             0.3          7,605             0.3
                                        ------------    ------------   ------------    ------------

      NET INCOME                              15,293             0.5%        17,832             0.7%
                                                        ============                   ============

RETAINED EARNINGS -
  BEGINNING OF YEAR                          356,859                        339,027
                                        ------------                   ------------

      RETAINED EARNINGS -
        END OF YEAR                     $    372,152                   $    356,859
                                        ============                   ============

                             See accompanying notes.

                 Valley Forge Enterprises, Ltd. and Subsidiaries
                      Consolidated Statements of Cash Flows
               Years Ended February 28, 2005 and February 29, 2004

CASH FLOWS FROM OPERATING ACTIVITIES                                   2005            2004
                                                                   ------------    ------------
  Net income                                                       $     15,293    $     17,832
  Adjustments to reconcile net income to
   net cash provided by operating activities:
    Depreciation                                                         16,150          14,055
    Amortization                                                         21,600          43,200
    Deferred tax expense                                                  5,245           4,629
  Changes in operating assets and liabilities:
    Accounts receivable                                                 (75,674)         64,847
    Fees receivable                                                     (10,590)        (29,470)
    Prepaid expenses                                                       (966)        (15,231)
    Other current assets                                                   (157)         (5,185)
    Other assets                                                            335             222
    Accounts payable                                                      3,884         (41,797)
    Accrued payroll and taxes                                           508,373         215,775
    Accrued profit sharing contribution                                    (571)         (6,570)
    Accrued corporate taxes                                               1,283              --
    Unearned revenue                                                     (3,248)         (9,152)
                                                                   ------------    ------------
      NET CASH PROVIDED BY
      OPERATING ACTIVITIES                                              480,957         253,155

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases of property and equipment                                   (12,619)        (30,182)

CASH FLOWS FROM FINANCING ACTIVITIES
  Payment of due to former stockholder                                  (21,600)        (43,200)
                                                                   ------------    ------------
      NET INCREASE IN CASH
      AND CASH EQUIVALENTS                                              446,738         179,773

CASH AND CASH EQUIVALENTS
 AT BEGINNING OF YEAR                                                   641,285         461,512
                                                                   ------------    ------------

      CASH AND CASH EQUIVALENTS
      AT END OF YEAR                                               $  1,088,023    $    641,285
                                                                   ============    ============

                Supplemental Disclosure of Cash Flow Information

Cash paid during the year for:                                         2005            2004
                                                                   ------------    ------------
  Interest                                                         $        115    $      1,080
                                                                   ============    ============
  Income taxes                                                     $        931    $      3,936
                                                                   ============    ============

                             See accompanying notes.

                 Valley Forge Enterprises, Ltd. and Subsidiaries
                   Notes to Consolidated Financial Statements
                     February 28, 2005 and February 29, 2004

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of Valley Forge Enterprises, Ltd. and subsidiaries is presented to assist in understanding its consolidated financial statements. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

Business Activity and Concentrations of Credit Risk

Valley Forge Enterprises, Ltd. ("the Company") operates a management and holding company for its subsidiaries. Its subsidiary companies provide retirement planning, insurance and investment advisory services. The Company and its subsidiaries operate in the Philadelphia, Pennsylvania area.

The Company and its subsidiaries maintain cash balances at financial institutions. The accounts are insured up to $100,000. At times during the year, the Company maintains cash balances in excess of the insured amounts.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and all of its wholly-owned subsidiaries. All intercompany transactions and balances have been eliminated in consolidation.

Valley Forge Enterprises, Ltd. owns 100% of the outstanding stock of the following companies, all of which are presented in the accompanying consolidated financial statements:

      Valley Forge Consulting Corporation
      V.F.  Associates, Inc.
      VF    Investment Services Corp.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of the consolidated statements of cash flows, the Company considers all highly liquid debt instruments with maturities of three months or less to be cash equivalents.

Accounts Receivable

Accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through a provision for bad debt expense and an adjustment to a valuation allowance based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written-off through a charge to the valuation allowance and a credit to accounts receivable. Management has determined that no allowance is required at February 28, 2005 and February 29, 2004.

Property and Equipment

Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, generally 4 to 5 years. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Intangible Assets

Intangible assets consist of covenants not to compete which are amortized using the straight-line method over the life of the assets.

Revenue Recognition

The Company recognizes fee revenue when (i) persuasive evidence of an arrangement between the Company and the customer exists, (ii) delivery of the product to the customer has occurred or service has been provided to the customer, (iii) the price to the customer is fixed and determinable and (iv) collectibility of the fee is reasonably assured.

Insurance commissions are recognized as revenue when (i) the policy application is substantially complete, (ii) the premium is paid and (iii) the insured party is contractually committed to the purchase of the insurance policy.

Asset-based fees are earned for administration services or consulting related to certain benefit plans. These fees are based on a percentage of assets under management and are paid quarterly. Revenue is recognized as services are rendered. Contingent commissions are recorded as revenue when received which, in many cases, is the Company's first notification of amounts earned.

Income Taxes

The Company files a consolidated Federal tax return. The Company complies with SFAS No. 109, "Accounting for Income Taxes", which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred income tax assets to the amount expected to be realized.

Valuation of Long-Lived Assets

The Company assesses, on an on-going basis, the recoverability of long-lived assets based on estimates on cash flows generated by the underlying assets. Long-lived assets include property and equipment and intangible assets. As of February 28, 2005, management believes that no adjustments are needed to the carrying value of the long-lived assets.

Advertising

Advertising costs are charged to operations when incurred.

NOTE B - LINE OF CREDIT

The Company has available a line of credit of $250,000 with Sovereign Bank. At February 28, 2005 and February 29, 2004, no amounts were outstanding. The interest rate is prime plus 1%. The effective interest rates at February 28, 2005 and February 29, 2004 were 6.5% and 5.0%, respectively. The line is due on demand and is collateralized by substantially all assets of the corporation.

NOTE C - LEASE COMMITMENTS

The Company leases office space and equipment from unrelated parties under operating leases requiring future minimum rentals as follows:

      Year Ending February 28 or 29,
      ------------------------------
                   2006                   $  94,383
                   2007                      93,933
                   2008                      56,544
                                          ---------
                                          $ 244,860
                                          =========

Rent expense was $99,771 and $102,583 for the years ended February 28, 2005 and February 29, 2004, respectively. It is expected that, in the normal course of business, expiring leases will be renewed or replaced by leases on other properties; thus, it is anticipated that future minimum operating lease commitments will not be less than the expense incurred for the year ended February 28, 2005.

NOTE D - CORPORATE INCOME TAXES

The provisions for income tax expense for the years ended February 28, 2005 and February 29, 2004 consist of the following components:

Current               2005           2004
                  ------------   ------------
  Federal         $      1,488          1,756
  State                    517          1,220
                  ------------   ------------
                         2,005          2,976
Deferred
  Federal                3,148          2,778
  State                  2,097          1,851
                  ------------   ------------
                         5,245          4,629
                  ------------   ------------

                  $      7,250   $      7,605
                  ============   ============

The temporary differences that give rise to deferred tax assets and liabilities are primarily depreciation differences in property and equipment.

NOTE E - RETIREMENT PLANS

The Company has a profit sharing plan available to all employees who have completed one year of service and are at least 20 years old. Employer contributions to the plan are discretionary and are determined annually by the Board of Directors. The Company contributed $84,034 and $84,605 for the years ended February 28, 2005 and February 29, 2004, respectively.

The Company also has a 401(k) plan available to all employees who have completed one year of service and are at least 21 years old. Employees may contribute to the plan, subject to IRS limitations. The Company does not match employee contributions or contribute to the 401(k) plan.

NOTE F - RELATED PARTY TRANSACTIONS

In connection with a covenant not to compete, the Company paid a former stockholder monthly installments of $1,800. The final installment was paid in February 2005.

NOTE G - FAIR VALUE OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Cash and Cash Equivalents, Accounts Receivable, Fees Receivable, Accounts Payable, Accrued Expenses and Unearned Revenue

The carrying amounts approximate fair market value because of the short maturity of those instruments.

NOTE H - SUBSEQUENT EVENT

On May 25, 2005, National Investment Managers, Inc. entered into a non-binding letter of intent to acquire all of the issued and outstanding stock of the Company. If consummated, the Company will become a wholly-owned subsidiary of National Investment Managers, Inc.

On January 4, 2006, National Investment Managers Inc. (the "Company") entered into, and consummated, a merger agreement (the "VF Acquisition") between VFE Merger Corp, a wholly-owned subsidiary of National Investment Managers Inc. formed for the purpose of acquiring Valley Forge Enterprises, Ltd.("VF"), and Valley Forge Enterprises, Ltd.,. VF, a Pennsylvania-based company provides retirement plan services, independent insurance consulting services and investment advisory services. Revenues are generated by VF through annual plan administration fees, as well as fees for individual projects undertaken on behalf of its clients, including plan review and design, and through the sale of certain products.

The purchase price for the VF Acquisition was $6,600,000 of which $3,155,500 was paid in cash and 4,150,000 shares of common stock of the Company valued at $0.83 per share. These shares, which have not been registered under the Securities Act of 1933 or state blue sky laws, are subject to "piggyback" registration rights in favor if the holder with the effectiveness of such registration to be maintained for a period of 270 days.

The issuance of our common stock and of convertible securities and options to acquire common stock were made as a private placement in accordance with Section 4(2) under the Securities Act pursuant to an exemption from the registration requirements under the Securities Act of 1933. The common stock and options we issued in the acquisition, and the shares of our common stock underlying the options and convertible notes, are `restricted securities' under the Securities Act of 1933 and will not be eligible for resale unless we file a registration covering such securities or another exemption from the registration requirements under the Securities Act of 1933 is available to a particular selling stockholder.

These pro forma financial statements do not include the acquisition of American Benefit Resources, Inc. previously filed on Form 8-K/A dated February 3, 2006.

                National Investment Managers Inc.and Subsidiaries
                      Consolidated Condensed Balance Sheets
                               September 30, 2005
                                   (Unaudited)

                                                           National
                                                          Investment
                                                            Managers        Valley Forge                               Pro Forma
                                                             Inc. &       Enterprises, Ltd.      Pro Forma           Consolidated
                                                         Subsidiaries     and Subsidiaries      Adjustments             Company
CURRENT ASSETS
Cash                                                    $    2,255,973     $      704,639     $     (704,639) (d)   $    2,455,973
                                                                                                   3,154,998  (b)
                                                                                                  (3,154,998) (a)
                                                                                                     200,000  (e)

Accounts receivable, net                                       273,531            421,014           (421,014) (d)          273,531
Prepaid directors and officers liability insurance              39,722                                                      39,722
Prepaid expenses and other current assets                      228,215             17,514            (17,514) (d)          228,215
                                                        ---------------------------------     --------------        --------------

                         Total current assets                2,797,441          1,143,167           (943,167)            2,997,441
                                                        ---------------------------------     --------------        --------------

PROPERTY AND EQUIPMENT, net                                    225,404             33,670            (33,670) (d)          275,404
                                                                                                      50,000  (c)

Goodwill                                                     2,854,580                             2,100,000  (c)        4,954,580

Customer lists/relationships                                 6,065,586                             6,000,000  (c)       12,065,586

Other intangibles                                              429,167                               550,000  (c)          979,167
Deferred financing costs                                       124,861                                                     124,861

Deferred tax asset                                             195,204                                                     195,204
Other assets                                                                       11,178            (11,178) (d)               --
                                                        ---------------------------------     --------------        --------------

                                 Other assets                9,669,398             11,178          8,638,822            18,319,398
                                                        ---------------------------------     --------------        --------------

                                 Total Assets           $   12,692,243     $    1,188,015     $    7,711,985        $   21,592,243
                                                        =================================     ==============        ==============

CURRENT LIABILITIES
Short-term debt                                         $       28,723                                              $       28,723
Long-term debt, current portion                              1,568,349                                                   1,568,349
Accounts payable                                               415,002             58,909            (58,909) (d)          415,002
Unearned revenue                                                52,229                797               (797) (d)           52,229
Accrued expenses and other current liabilities                 427,800            946,169           (946,169) (d)          627,800
                                                                                                     200,000  (e)
                                                        ---------------------------------     --------------        --------------

                    Total current liabilities                2,492,103          1,005,875           (805,875)            2,692,103
                                                        ---------------------------------     --------------        --------------

LONG TERM LIABILITIES
Long-term debt, less current portion                         1,934,644                                                   1,934,644

Preferred dividends payable                                    183,203                                                     183,203
Deferred tax liability                                       2,610,893              9,400             (9,400) (d)        4,710,893
                                                                                                   2,100,000  (c)

                                                        ---------------------------------     --------------        --------------

                  Total long term liabilities                4,728,740              9,400          2,090,600             6,828,740
                                                        ---------------------------------     --------------        --------------

                            Total Liabilities                7,220,843          1,015,275          1,284,725             9,520,843
                                                        ---------------------------------     --------------        --------------

STOCKHOLDERS' EQUITY
Preferred stock National Investment Managers-
   Preferred Stock, $.001 par value,
   10,000,000 shares authorized 4,000,000
   designated as Series A shares of which
   3,820,000 shares issued and outstanding
   (liquidation preference $3,820,000) and                                                                                      --
   4,000,000 designated as Series B shares
   of which 1,975,000 shares issued and
   outstanding (liquidation preference $1,975,000)                                                                              --
   and 1,000,000 designated as Series C shares
   pro forma of which 525,833 shares issued and
   outstanding (liquidation preference $6,000,000)               5,795                                   526  (b)            6,321

Common Stock National Investment Managers-
   $.001 par value 100,000,000 shares
   authorized, 13,653,747 shares issued
   outstanding (pre-acquisition) 15,433,322 pro forma           13,654                                                      13,654

Common stock                                                                       26,635            (26,635) (f)               --
Less Treasury stock, 150 shares at cost                                          (125,048)           125,048  (f)               --
Additional paid-in-capital                                   7,029,768                             6,599,474  (b)       13,629,242
Retained earnings (accumulated deficit)                     (1,577,817)           271,153           (271,153) (f)       (1,577,817)
                                                        ---------------------------------     --------------        --------------

                   Total stockholders' equity                5,471,400            172,740          6,427,260            12,071,400
                                                        ---------------------------------     --------------        --------------

Total liabilities and stockholders' equity              $   12,692,243     $    1,188,015     $    7,711,985        $   21,592,243
                                                        =================================     ==============        ==============

(a) NIM purchased Valley Forge Enterprises, Ltd. for $6.6 million, cash of $3.155 million and NIM issued 4,150,000 shares of common stock at $0.83 (arithmetic average closing sale price per share of NIM Shares for each of the ten (10) consecutive trading days ending with the trading day which occurs immediately prior to the closing date) as consideration for acquisition equaling $3,444,500.

(b) To make the acquisition, on a pro forma basis, NIM issued 525,833 shares of Series C Preferred stock at $6.00 per share.

(c) The aggregate purchase price of $6,600,000 is preliminarily allocated as follows: $6,000,000 - customer lists/relationships; $550,000 - other intangible assets; $50,000 - property and equipment; $2,100,000 - deferred tax liability; $2,100,000- goodwill

(d) Assets and liabilities not assumed in connection with the Merger agreement dated 1/04/06 between National Investment Managers Inc. and Valley Forge Enterprises, Ltd.

(e) The shareholder's of the seller, Valley Forge Enterprises, Ltd. advanced NIM $200,000 for working capital

(f)   Elimination of Valley Forge Enterprises, Ltd. equity.

        National Investment Managers Inc. and Subsidiaries
          Consolidated Condensed Statement of Operations
         For the year ended December 31, 2004
                      (Unaudited)

                                                                                                        Stephen
                                                       National        Duncan           Pension        H. Rosen
                                                      Investment       Capital      Administration   & Associates,    Valley Forge
                                                       Managers       Financial       Service and      Inc. and    Enterprises, Ltd.
                                                          Inc.       Group, Inc.      Affiliates       Affiliate    and Subsidiaries
Revenues                                                                              $ 2,091,210     $ 2,594,217     $ 2,790,889

Operating expenses:
    Selling                                                                               950,663

    General and administrative                        $     9,946    $    81,344      1,131,189       2,667,768       2,774,455


    Depreciation and amortization                                                                                        13,215


                                                      -----------    -----------    -----------     -----------     -----------

                                                            9,946         81,344      2,081,852       2,667,768       2,787,670
                                                      -----------    -----------    -----------     -----------     -----------

Income (loss) from operations                              (9,946)       (81,344)         9,358         (73,551)          3,219
                                                      -----------    -----------    -----------     -----------     -----------

Other income (expense)
    Reverse acquisition costs

    Interest expense                                           18                         1,653           2,078            (115)

    Interest, dividend and rental income                                                                                  5,329

                                                      -----------    -----------    -----------     -----------     -----------

                                                               18             --          1,653           2,078           5,214
                                                      -----------    -----------    -----------     -----------     -----------

Loss before deferred income tax benefit                    (9,928)       (81,344)        11,011         (71,473)          8,433

Income tax (Expense) benefit                                   --          9,000                                         (1,756)
                                                      -----------    -----------    -----------     -----------     -----------

Net loss available to common shareholders             $    (9,928)   $   (72,344)   $    11,011     $   (71,473)    $     6,677
                                                      ===========    ===========    ===========     ===========     ===========

Basic and diluted loss per common share                     (0.00)         (0.01)          0.99         (175.18)          16.69
                                                      ===========    ===========    ===========     ===========     ===========

Weighted average number of common shares outstanding    5,000,000     12,040,000         11,100             408             400
                                                      ===========    ===========    ===========     ===========     ===========

                                                                               Pro Forma
                                                           Pro Forma         Consolidated
                                                          Adjustments           Company
Revenues                                                                    $ 7,476,316

Operating expenses:
    Selling                                                                 $   950,663

    General and administrative                           $   406,667 (c)    $ 7,071,369
                                                              28,000 (d)

    Depreciation and amortization                            400,000 (g)    $   413,215
                                                               3,266 (h)
                                                           1,200,000 (i)
                                                         -----------        -----------

                                                           2,037,933          8,435,247
                                                         -----------        -----------

Income (loss) from operations                             (2,037,933)          (958,931)
                                                         -----------        -----------

Other income (expense)
    Reverse acquisition costs                               (215,000)(b)    $  (215,000)

    Interest expense                                                        $     3,634

    Interest, dividend and rental income                     (63,000)(e)    $   (57,671)
                                                             (10,380)(f)
                                                         -----------        -----------

                                                            (288,380)          (269,037)
                                                         -----------        -----------

Loss before deferred income tax benefit                   (2,326,313)        (1,227,968)

Income tax (Expense) benefit                                  (3,000)(a)    $     4,244
                                                         -----------        -----------

Net loss available to common shareholders                $(2,329,313)       $(1,223,724)
                                                         ===========        ===========

Basic and diluted loss per common share                                           (0.07)
                                                                            ===========

Weighted average number of common shares outstanding              --         17,357,334 (j)
                                                                            ===========

a) Represents pro forma income taxes for Pension Administration Services, Inc. and Affiliates as if these entities were taxed under Subchapter C (and not Subchapter S) of the Internal Revenue Code.
(b) Represents transaction costs associated with the reverse acquisition, including $200,000 to settle outstanding liabilities of the registrant and $15,000 of related legal fees.
(c) Represents twelve months of amortization of intangible assets acquired in the Rosen and Haddon stock purchase
(d) Represents twelve months of additional depreciation expense incurred due to the step up basis of fixed assets acquired.
(e) Represents twelve months of interest expense on $900,000 loans at 7.00% from previous shareholders of Rosen
(f) Represents twelve months of interest expense on $300,000 loans at 3.46% (applicable federal rate) from previous shareholders of Rosen.
(g) Represents twelve months of amortization of intangible assets allocated to purchase price of Valley Forge Enterprises, Ltd.
(h) Represents twelve months of additional depreciation expense incurred due to the step up basis of fixed assets acquired.
(i) Represents twelve months of amortization of customer lists allocated to purchase price of Valley Forge Enterprises, Ltd..
(j) Unaudited pro forma consolidated basic and diluted share information of NIM, Haddon and Valley Forge Enterprises, Ltd. earnings per share for the year ended December 31, 2004 are as follows:

                                                                     Year ended
                                                              December 31, 2004

NIM historical weighted average shares outstanding                    5,000,000
   Adjusted for plan of reorganization                               (4,166,000)
                                                                    -----------
NIM pro forma weighted average shares outstanding                       834,000
                                                                    -----------
DCFG historical weighted average shares outstanding                  12,040,000
                                                                    -----------
Shares issued to Haddon shareholder as consideration
   for acquisition                                                      333,334
                                                                    -----------
                                                                     13,207,334
Shares issued as consideration for acquisition of
   Valley Forge Enterprises, Ltd.                                     4,150,000
                                                                    -----------
                                                                     17,357,334

(m) On March 9, 2005, NIM acquired all of the outstanding common stock of Duncan Capital Financial Group, Inc. as disclosed in the Form 8-K/A filed on April 20, 2005. On August 2, 2005, NIM entered into, and consummated, a stock purchase agreement with the shareholders of Stephen H. Rosen & Associates, Inc. and a Stock Exchange Agreement with the shareholders of Haddon Strategic Alliances, Inc.

               National Investment Managers Inc. and Subsidiaries
                 Consolidated Condensed Statement of Operations
                      Nine Months Ended September 30, 2005
                                   (Unaudited)



                                                        National
                                                       Investment
                                                         Managers     Valley Forge                          Pro Forma
                                                          Inc. &      Enterprises, Ltd.    Pro Forma       Consolidated
                                                       Subsidiaries   and Subsidiaries    Adjustments        Company
                                                       -------------------------------    -------------    -------------
Revenues                                                $ 1,952,999       $ 2,253,812                        $4,206,811

Operating expenses:
      Selling                                               307,528                                             307,528
      General and administrative                          2,061,641         2,228,759                         4,290,400
      Depreciation and amortization                         368,729            23,594        $ 112,500  (a)   1,407,273
                                                                                                 2,450  (b)
                                                                                               900,000  (c)
      Stock based compensation                               11,810                 -                            11,810
                                                       -------------------------------    -------------    -------------

                                                          2,749,708         2,252,353        1,014,950        6,017,011
                                                       -------------------------------    -------------    -------------

Income (loss) from operations                              (796,709)            1,459       (1,014,950)      (1,810,200)
                                                       -------------------------------    -------------    -------------

Other income (expense)
      Reverse acquisition costs                            (215,000)                -                          (215,000)
      Interest expense                                     (531,636)             (496)                         (532,132)
      Interest, dividend and rental income                   34,871            10,074                            44,945
                                                       -------------------------------    -------------    -------------

                                                           (711,765)            9,578                -         (702,187)
                                                       -------------------------------    -------------    -------------

Loss before deferred income tax benefit                  (1,508,474)           11,037       (1,014,950)      (2,512,387)

Deferred income tax (expense) benefit                       186,204            (2,309)                          183,895
                                                       -------------------------------    -------------    -------------

Net loss available to common shareholders                (1,322,270)            8,728       (1,014,950)      (2,328,492)

Preferred dividends                                        (183,203)                -                          (183,203)
                                                       -------------------------------    -------------    -------------

Net loss                                                $(1,505,473)          $ 8,728     $ (1,014,950)    $ (2,511,695)
                                                       ===============================    =============    =============

Basic and diluted loss per common share                       (0.11)                -                             (0.14)
                                                       ===============================                     =============

Weighted average number of common shares outstanding     14,196,434               400        4,150,000       18,346,834
                                                       ===============================    =============    =============

(a) Represents nine months of amortization of intangible assets allocated to purchase price of Valley Forge Enterprises, Ltd.
(b) Represents nine months of additional depreciation expense incurred due to the step up basis of fixed assets acquired.
(c) Represents nine months of amortization of customer lists allocated to purchase price of Valley Forge Enterprises, Ltd.